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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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       Date of Report (Date of Earliest Event Reported): November 21, 2003

                              DIRECTV HOLDINGS LLC
                           DIRECTV FINANCING CO., INC.
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             (Exact Name of Registrant as Specified in its Charter)

                         DIRECTV HOLDINGS LLC - DELAWARE
                     DIRECTV FINANCING CO., INC. - DELAWARE
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                 (State or Other Jurisdiction of Incorporation)


                                       DIRECTV HOLDINGS LLC - 25-1902628
         333-106529                 DIRECTV FINANCING CO., INC. - 59-3772785
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  (Commission File Number)          (I.R.S. Employer Identification No.)

       2230 EAST IMPERIAL HIGHWAY
       EL SEGUNDO, CALIFORNIA                                   90245
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    (Address of Principal Executive offices)                   (Zip Code)

                                 (310) 964-5000
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               (Registrant's Telephone Number, Including Area Code

                                 NOT APPLICABLE
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          (Former Name or Former Address, if changed Since Last Report)

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
ITEM 5.    OTHER EVENTS.

           On November 21, 2003, Roxanne Austin, president and chief operating officer of DIRECTV, Inc., announced that she has elected to leave DIRECTV upon completion of The News Corporation Limited's acquisition of 34 percent of Hughes Electronics Corporation. DIRECTV is a wholly owned subsidiary of Hughes. A copy of DIRECTV's press release related to the announcement, dated November 21, 2003, is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) Exhibits.

   Exhibit No.        Exhibit
   -----------        -------

   99.1               DIRECTV Press Release, dated November 21, 2003





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
                                    SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   DIRECTV HOLDINGS LLC


Date:      November 21, 2003       By:     /s/ Michael W. Palkovic
                                        ----------------------------------------
                                         Name:  Michael W. Palkovic
                                         Title: Senior Vice President and Chief
                                                Financial Officer



                                   DIRECTV FINANCING CO., INC.


Date:      November 21, 2003       By:    /s/ Michael W. Palkovic
                                        ----------------------------------------
                                        Name:   Michael W. Palkovic
                                        Title:  Senior Vice President and Chief
                                                Financial Officer








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
                                  EXHIBIT INDEX


   Exhibit No.               Exhibit
   -----------               -------

   99.1                      DIRECTV Press Release, dated November 21, 2003








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